Available-for-sale securities	12 Months Ended
Dec. 31, 2015
Investments, Debt and Equity Securities [Abstract]
Investments in Debt and Marketable Equity Securities (and Certain Trading Assets) Disclosure [Text Block]
9. Available-for-sale securities

The Group’s available-for-sale securities represent marketable equity securities investments in Yimeng. On July 29, 2015, Yimeng became listed on NEEQ and quoted prices of the investment in active market became available, the Group's equity interests in Yimeng were diluted to 10.34%, and the Group reclassified its investment in Yimeng to available-for-sale securities in 2015 accordingly. As of December 31, 2015, the carrying amount and fair value of the Group’s available-for-sale securities investment were $181,164,778. The Group recognized unrealized gains of $178,485,994, net of tax of $44,621,498 during 2015, which is recorded in other comprehensive income.